UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): April 22, 2003


                          MINN-DAK FARMERS COOPERATIVE
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             (Exact name of Registrant as specified in its charter)


        North Dakota                   33-94644                 23-7222188
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)


         7525 Red River Road
         Wahpeton, North Dakota                                    58075
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (701) 642-8411


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ITEM 1. Not Applicable
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ITEM 2. Not Applicable.
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ITEM 3. Not Applicable.
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ITEM 4. Not Applicable.
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ITEM 5. OTHER EVENTS.
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         On April 22, 2003, the Board of Directors of Minn-Dak Farmers
Cooperative (the "Cooperative"), approved the sale of the Cooperative's 5% ownership interest in ProGold Limited Liability Company ("ProGold") to American Crystal Sugar Company for $10,300,000.

         ProGold was formed in 1994 by three entities for the purpose of building a plant to produce from corn, and to market, high fructose corn syrup, corn gluten feed, corn gluten meal and corn germ. The other two entities with ownership interests in ProGold are American Crystal Sugar Company and Golden Growers Cooperative. After the sale, Golden Growers Cooperative has a 49% interest and American Crystal Sugar has a 51% interest in ProGold.

         A letter to stockholders explaining the sale is attached as Exhibit
99.1.


ITEM 6. Not Applicable.
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
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99.1     Minn-Dak Farmers Cooperative letter to Stockholders, dated April 23,
         2003, announcing the sale of the Cooperative's ownership interests in ProGold Limited Liability Company.


ITEM 8. Not Applicable.
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ITEM 9. Not Applicable.
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ITEM 10. Not Applicable.
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ITEM 11. Not Applicable.
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ITEM 12. Not Applicable.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        MINN-DAK FARMERS COOPERATIVE


Dated: April 28, 2003                   By /S/ David H. Roche
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                                           David H. Roche
                                           President and Chief Executive Officer